Exhibit 10.18
[*] THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.
PATENT SECURITY AGREEMENT
     This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of November 25, 2009, between Altra Industrial Motion, Inc., a Delaware corporation (the “Company”), the Subsidiaries and Affiliates of the Company named on the signature pages hereto (each a “Grantor”, and collectively, the “Grantors”), and JPMorgan Chase Bank, N.A., acting in the capacity as Administrative Agent for the benefit of itself and the other Lenders party to the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).
WITNESSETH:
     WHEREAS pursuant to the terms of that certain Credit Agreement, dated as of November ___, 2009 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the other Loan Parties from time to time party thereto (collectively with the Company, the “Loan Parties”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, the Lenders have agreed to extend credit and make certain financial accommodations to the Loan Parties.
     WHEREAS pursuant to the Pledge and Security Agreement, dated as of November 25, 2009 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Loan Parties and the Administrative Agent, the Grantors granted to the Administrative Agent a security interest and continuing lien on all of each Grantors’ right, title and interest in, to and under all Collateral, including the Patent Collateral (as defined below), and all Collateral in each case whether now owned or existing or hereafter acquired or arising to secure the prompt and complete payment and performance of all Secured Obligations (as defined in the Credit Agreement) including the obligations of the Loan Parties under the Credit Agreement;
     WHEREAS the parties to the Credit Agreement contemplate and intend that, if an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the Administrative Agent shall have all rights of a secured party in and to the Patent Collateral and any proceeds thereof, including, without limitation, the right to exercise its remedies under the Credit Agreement in connection with all of each Grantors’ right, title and interest in the Patent Collateral; and
     WHEREAS pursuant to the Credit Agreement and the Security Agreement, the Grantors are required to execute and deliver this Agreement.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Grantors agree as follows:
     Section 1. Defined Terms
     Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
     Section 2. Grant of Security Interest in Patents
     The Grantors hereby grant to the Administrative Agent a security interest in all of their right, title and interest in, to and under the Patents, including the Patents listed in Schedule A, in each case whether now owned or hereafter acquired (collectively, the “Patent Collateral”).

     Section 3. Security for Obligations
     This Agreement secures, and the Patent Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise of all Secured Obligations.
     Section 4. Security Agreement
     The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.
     Section 5. Recordation
     The Grantors hereby authorize and request that the Commissioner of Patent and Trademarks and any other applicable United States government officer record this Agreement.
     Section 6. Miscellaneous
     This Agreement shall be governed by, and construed in accordance with the laws of the State of New York.
     This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.
[Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Grantors have caused this Agreement to be duly executed and delivered by a duly authorized officer as of the date first set forth above.

GRANTORS:

ALTRA INDUSTRIAL MOTION, INC.
ALTRA HOLDINGS, INC.

By	/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title: Vice President, Legal and Human Resources, General Counsel and Secretary

AMERICAN ENTERPRISES MPT CORP.
NUTTALL GEAR LLC
AMERICAN ENTERPRISES MPT HOLDINGS, LLC
AMERIDRIVES INTERNATIONAL, LLC
FORMSPRAG LLC
WARNER ELECTRIC LLC
WARNER ELECTRIC TECHNOLOGY LLC
BOSTON GEAR LLC
KILIAN MANUFACTURING CORPORATION
WARNER ELECTRIC INTERNATIONAL HOLDINGS, INC.
TB WOOD’S CORPORATION
TB WOOD’S INCORPORATED
TB WOOD’S ENTERPRISES INC.
INERTIA DYNAMICS, LLC

By	/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Secretary

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Kathleen C. Maggi
Name: Kathleen C. Maggi
Title: Senior Vice President

SCHEDULE A
TO
PATENT SECURITY AGREEMENT
UNITED STATES PATENTS

Title	Patent Number

UNITED STATES PENDING PATENT APPLICATIONS

Title	Application Serial Number

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
Patent	USA	Inertia Dynamics, LLC	Electromagnetic disc brake with rubber friction disk braking surface	6161659	12/19/2000	167006	09/29/1998	Active
Patent	USA	Inertia Dynamics, LLC	Sealed electromagnetic brake	6125975	10/3/2000	193388	11/17/1998	Active
Patent	USA	Inertia Dynamics, LLC	Manual release machanism for a brake	6675940	01/13/2004	253125	09/24/2002	Active
Patent	USA	Warner Electric Technology LLC	FLUID OPERATED BRAKE DEVICE (MISTRAL BRAKE)	5,908,092	6/1/1999	256949	7/27/1994	Active
Patent	USA	Inertia Dynamics, LLC	Clutch system and method	6488133	12/3/2002	528690	03/20/2000	Active
Patent	USA	Inertia Dynamics, LLC	Elevator brake assembly	6675939	01/13/2004	773722	01/31/2001	Active
Patent	USA	Warner Electric Technology LLC	ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	5,150,779	9/29/1992	820344	1/14/1992	Active
Patent	USA	Inertia Dynamics, LLC	Device for clamping a shaft	6527233	03/04/2003	841507	04/24/2001	Active
Patent	USA	Inertia Dynamics, LLC	Power-off brake with manual release	5915507	06/29/1999	932904	09/17/1997	Active
Patent	USA	Inertia Dynamics, LLC	Electric clutch and brake	6047805	04/11/2000	937816	09/29/1997	Active
Patent	USA	Inertia Dynamics, LLC	Electro-mechanical variable speed clutch	5979630	11/9/1999	938862	09/26/1997	Active
Patent	USA	Warner Electric Technology LLC	DUAL START DRIVE SYSTEM	4,621,720	11/11/1986	06/813,538	12/26/1985	Active
Patent	USA	Warner Electric Technology LLC	IMPROVED BI-DIRECTIONAL BACK STOPPING CLUTCH	5,007,511	4/15/1991	07/430,811	11/2/1989	Active
Patent	USA	Warner Electric Technology LLC	ELECTROMAGNETIC FRICTION BRAKEWITH IMPROVED MOUNTING PINS	4,974,705	12/4/1990	07/451,609	12/18/1989	Active
Patent	USA	Warner Electric Technology LLC	UNIDAMP ARMATURE	5,036,964	8/6/1991	07/500,466	3/28/1990	Active
Patent	USA	Warner Electric Technology LLC	ELECTROMAGNETIC COUPLING DISCS AND METHOD OF MAKING THE SAME.	5,096,036	3/17/1992	07/531,465	5/31/1990	Active
Patent	USA	Warner Electric Technology LLC	CLUTCH/BRAKE UNIT	5,033,595	7/23/1991	07/535,428	6/8/1990	Active
Patent	USA	Warner Electric Technology LLC	APPARATUS FOR RESISTANCE BONDING ELECTROMAGNETIC COILS	5,091,619	2/25/1992	07/543,706	6/26/1990	Active
Patent	USA	Warner Electric Technology LLC	FIELD ASSEMBLY FOR AN ELECTROMAGNET	5,250,921	10/5/1993	07/600,199	10/19/1990	Active
Patent	USA	Warner Electric Technology LLC	ELECTROMAGNETIC SYNCHRONIZING AND SHIFTING CLUTCH — ESS	5,052,534	10/1/1991	07/605,517	10/30/1990	Active
Patent	USA	Warner Electric Technology LLC	LOW COST SPRAG RETAINER	5,070,976	12/10/1991	07/634,903	12/27/1990	Active
Patent	USA	Warner Electric Technology LLC	DIGITAL CONTROL SYSTEM FOR ELECTROMAGNETIC CLUTCH	5,094,332	3/10/1992	07/664,075	12/31/1990	Active
Patent	USA	Warner Electric Technology LLC	ELECTROMAGNETIC COUPLING ARMATURE ASSEMBLY WITH FLUX ISOLATOR SPRINGS	5,119,915	6/9/1992	07/700,439	5/15/1991	Active
Patent	USA	Warner Electric Technology LLC	METHOD OF MAKING AN ELECTROMAGNETIC COUPLING DISC	5,125,255	6/30/1992	07/721,972	6/27/1991	Active
Patent	USA	Warner Electric Technology LLC	ELECTROMAGNETIC CLUTCH WITH PERMANENT MAGNET BRAKE	5,119,918	6/9/1992	07/774,92	10/11/1991	Active
Patent	USA	Ameridrives International, LLC	Driveshaft with slip joint seal	5,230,658	07/27/1993	07/864,307	04/06/1992	Active
Patent	USA	TB Woods Enterprises, Inc.	Shaft Mountable Bushing and Hub for Industrail poer transmission	5304101	4/19/1994	07/919223	7/27/1992	Active
Patent	USA	Warner Electric Technology LLC	SPLIT TUBE HAVING RETAINABLE ENDS	5,280,829	1/25/1994	07/931,638	8/18/1992	Active
Patent	USA	Warner Electric Technology LLC	SUPPORTING HUB FOR CLUTCH AND PUMP ASSEMBLY	5,310,034	5/10/1994	07/973,291	11/9/1992	Active
Patent	USA	Warner Electric Technology LLC	SPRAG RETAINER WITH ROTATIONAL RESTRAINT	5,337,869	8/16/1994	07/991,021	12/15/1992	Active
Patent	USA	Warner Electric Technology LLC	CLUTCH WITH SPACER FOR SUPPORTING A BEARING	5,285,882	2/15/1994	07/996,122	12/23/1992	Active
Patent	USA	Warner Electric Technology LLC	SOUND-DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	5,372,228	12/13/1994	08/026,499	3/4/1993	Active
Patent	USA	Warner Electric Technology LLC	ROTOR FOR ELECTROMAGNETIC COUPLING	5,305,865	4/26/1994	08/026,995	3/5/1993	Active
Patent	USA	Warner Electric Technology LLC	HIGH STRENGTH ELECTROMAGNETIC COUPLING DISC	5,445,259	8/29/1995	08/114,320	8/30/1993	Active
Patent	USA	Warner Electric Technology LLC	UNIDRIVE ARMATURE HUB	5,370,209	12/6/1994	08/119,729	9/10/1993	Active
Patent	USA	TB Woods Enterprises, Inc.	Combination of power steering pump and air conditioning compressor in an automotive vehicle	5465804	11/14/1995	08/231802	4/25/1994	Active
Patent	USA	Warner Electric Technology LLC	LOCATING RING FOR ENCAPULATING A COIL	5,497,136	3/5/1996	08/238,619	5/4/1994	Active
Patent	USA	Warner Electric Technology LLC	CLUTCH BRAKE ASSEMBLY	5,549,186	8/27/1996	08/346,622	11/30/1994	Active
Patent	USA	TB Woods Enterprises, Inc.	Flexible Coupling with End Stress Relief Structure	5611732	3/18/1997	08/512,137	8/7/1995	Active
Patent	USA	Warner Electric Technology LLC	METHOD OF MANUFACTURING A COMPONENT FOR AN ELECTROMAGNETIC FRICTION CLUTCHASSEMBLY	5,708,955	1/13/1998	08/558,906	11/16/1995	Active
Patent	USA	Ameridrives International, LLC	Driveshaft with sealed slip joint seal	5,655,968	08/12/1997	08/646,202	05/07/1996	Active
Patent	USA	Warner Electric Technology LLC	FORMLOCK SHOES WITH FLATS	5,865,284	2/2/1999	08/666,068	6/21/1996	Active
Patent	USA	Warner Electric Technology LLC	METHOD OF MANUFACTURING A ROTOR FOR AN ELECTROMAGNETIC CLUTCH ASSEMBLY	5,920,981	7/13/1999	08/823,990	3/25/1997	Active
Patent	USA	Warner Electric Technology LLC	SPRAG FAMILY	6,109,409	08/29/2000	08/949,741	10/14/1997	Active
Patent	USA	Warner Electric Technology LLC	SOUND DAMPING ARMATURE ASSEMBLY FOR AN ELECTROMAGNETIC COUPLING	6,194,803	2/27/2001	09/032,572	2/27/1998	Active

	Issuing			Registration	Registration /	Application
IP Type	Jurisdiction	Owner Entity	Title / Description	Number	Issue Date	Number	Filing Date	Status
Patent	USA	Warner Electric Technology LLC	MAG STOP CLUTCH WITH CENTER POLE	5,971,121	10/26/1999	09/070,068	4/30/1998	Active
Patent	USA	Warner Electric Technology LLC	ARMATURE FOR A SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	6,364,084	4/2/2002	09/515779	2/29/2000	Active
Patent	USA	Warner Electric Technology LLC	ANTI-SLIP INESERT FOR A BACKSTOPPING CLUTCH	6,257,388	7/10/2001	09/556510	4/24/2000	Active
Patent	USA	Warner Electric Technology LLC	METHOD FOR MAKING AN ARMATURTE ASSEMBLEY	6,591,477	7/7/2003	09/684,117	10/06/2000	Active
Patent	USA	Dana Corporation	ARMATURE FOR A SELECTIVELY ENGAGEABLE AND DISENGAGEABLE COUPLING	6,557,236	05/06/2003	10/027,095	12/20/2001	Active
Patent	USA	Warner Electric LLC	Electromechanical screw drive actuator	6,927,513	8/9/2005	10/609,883	6/30/2003	Active
Patent	USA	Warner Electric Technology LLC	IMPROVED DRIVE ASSEMBLY WITH LIGHTWEIGHT BACKSTOPPPING CLUTCH	7,261,196	08/28/2007	11/064,611	02/24/05	Active
Patent	USA	Inertia Dynamics, LLC	IP copies may be obtained separately	US20050236245		11/115,903		Active
Patent	USA	Warner Electric Technology LLC	Rotational Coupling Device	US20060278491		11/150670	6/10/2005	Active
Patent	USA	Warner Electric Technology LLC	Rotational Coupling Device	7,493,996	2/24/2009	11/150671	6/10/2005	Active
Patent	USA	TB Woods Enterprises, Inc.	Flexible Coupling Device	7,390,265	6/24/2008	11/256,463	10/21/2005	Active
Patent	USA	Warner Electric Technology LLC	BALANCED FLOW COOLING WATER JACKET	7,374,027	5/20/2008	11/263,394	10/31/2005	Active
Patent	USA	Warner Electric Technology LLC	Liquid Cooled Brake assembley	7,591,349	9/22/2009	11/263,399	10/31/2005	Active
Patent	USA	Warner Electric Technology LLC	Rotational Coupling Device	7,527,134	5/5/2009	11/278,448	4/3/2006	Active
Patent	USA	Warner Electric Technology LLC	Automatically released bi-directional overunning clutch	7,389,863	6/24/2008	11/341,763	01/27/2006	Active
Patent	USA	Warner Electric Technology LLC	AquaMaKKs Brake (Liquid Cooled Brake With Support Columns)	US20080185239		11/670,698	2/2/2007	Active
Patent	USA	Warner Electric Technology LLC	Torque Arm Assembly for a Backstopping Clutch	US20080271970		11/743,894	5/3/2007	Active
Patent	USA	Warner Electric Technology LLC	Overrunning Clutch	US20070267264		11/750,733	5/18/2007	Active
Patent	USA	Warner Electric Technology LLC	Sparag Retainer for OVERRUNNING CLUTCH	US20090095591		11/871,542	10/12/2007	Active
Patent	USA	Warner Electric Technology LLC	BALANCED FLOW COOLING WATER JACKET	US20080110708		12/016,504	1/18/2007	Active
Patent	USA	Warner Electric Technology LLC	Rotational Coupling Device	US20090229941		12/048,638	3/14/2008	Active
Patent	USA	Warner Electric Technology LLC	IP copies may be obtained separately	US20090133974		12/364,116		Active
Patent Appl.	USA	Warner Electric Technology LLC	DUAL ACTUATOR FRICTION BRAKE ASSEMBLY			11/263,395	10/31/2005	Pending
Patent Appl.	USA	Warner Electric Technology LLC	“Dual Actuator Friction Brake Assembly”			12/364,116	2/2/2009	Pending
Patent Appl.	USA	Warner Electric Technology LLC	Rotational Coupling Device			11/150027	6/10/2005	Pending
Patent Appl.	USA	Inertia Dynamics, LLC [*]	[*]			[*]	[*]	[*]
Patent Appl.	USA	Kilian Manufacturing Corporation	Bearing assembly for a steering assembly			11/773,715	7/5/2007	Pending
Patent Appl.	USA	Warner Electric Technology LLC	Rotational Coupling Device With Sealed Key			12/124,699	5/21/2008	Pending
Patent Appl.	USA	Warner Electric Technology LLC	“Safety Control for Release of Backstopping Clutch”			12/175,995	07/18/2008	Pending
Patent Appl.	USA	Warner Electric Technology LLC	[*]			[*]	[*]	[*]
Patent Appl.	USA	Warner Electric Technology LLC	[*]			[*]	[*]	[*]
Patent Appl.	USA	Inertia Dynamics, LLC (Pending assignment recordation issue. Currently in the name of Reliance Electric, former parent.)	Manual release brake			60/324,812	09/24/2001	Pending
Patent Appl.	USA	Inertia Dynamics, LLC (Pending assignment recordation issue. Currently in the name of Reliance Electric, former parent.)	Clutch with wear ring assembly			60/5658	60 04/27/2004	Pending
Patent Appl.	USA	Inertia Dynamics, LLC [*]	[*]			[*]	[*]	[*]